無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
Exhibit 10.7

AGENCY CO-OPERATIVE AGREEMENT
代理合作协议书

Agreement No.：INF/HK/AG2015-005
协议书编号：INF/HK/AG2015-005

Party A：Infinity (Int’l) Travel Holdings Limited
甲方：无极限(国际)旅游控股有限公司

Party B：
乙方：珠海众乐乐国际旅行社有限公司

■	This Agreement may executed in two counter parts each in Chinese and English, each of which shall deemed equally authentic. In case of any divergence of interpretation, the Chinese text shall prevail.

■	本协议书如用中英文两种文字写成，两种文字均具有同等效力。但在对其解释产生异议时，以中文文本为准。

■	This Agreement is in 2 copies, effective since being signed / sealed by both parties.

■	本协议书共 2 份，自双方代表签字（盖章）之日起生效。

■	Party A and Party B, intending to be legally bound, and in consideration of the mutual promises and covenants contained herein, agree as follows:
■	甲乙双方根据本协议书所列条文，以及同意此合同受法律约束的情况下，一致达成协议如下：

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
1.1.	1. Contracting Parties：
Party A: Infinity (Int’l) Travel Holdings Limited ( hereinafter called " Party A "), based in Hong Kong, an associated company of Infinity (Int’l) Travel Holdings Inc, incorporated in Nevada in United States and British Columbia, Canada;
Party B: 珠海众乐乐国际旅行社有限公司 (hereinafter called “Party B "), based in Guangdong, registered in China;
2.	2. Period of Cooperation
For a period of 2 years of this agreement from 1 July, 2015 to 30 June, 2017; Agreement will automatically continuous extend 2 more years, if both parties does not have any notice to stop this agreement, in addition, this agreement does not have any limitation for continuation.
3.	3. Contents
Party A mainly develop unique travel products with theme, in order to further open up and development of China market, this agreement is entered into between the parties concerned on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows and this agreement shall have the legal effect.
•	Party A entrust Party B as city of Zhuhai, China sales agency.
•	Party B shall have rights to sell Canada Tourism theme products supplied by Party A.
• Skiing	• Golf	• Fishing
• Bike	• Family Adventure	•
•	Party A shall provide exclusive ground operation services for all the repackaged travel tours sold by Party B.
•	(The details of the themed travel lines are listed as the attachments.)
•	Sales Area
Party B agreed to be appointed as its travel product sales agency in city of Zhuhai.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
4.	4. Advertising & Publicity
Both Parties shall bear their own expenses for advertising and publicity within the aforementioned territory in the duration of this Agreement.  Party A shall provide his electronic travel information platform – “Yo-Travel”(www.yo-travel.com) a gateway website launched in January 2015; and Party B shall provide his electronic travel information platform to maximize the effectiveness of sales promotion.
Party A provides images, video and written contents for Party B promotional use, as belonging to the Party As partners, Party B to be based on instructions of the Party A, to show the source for the provision of content and providers on all promotional materials.
Party A owns the rights of all themed travel lines contents, images, video and promotion materials assets are for the exclusive use, unless otherwise authorized by Party A. Thereby, all themed travel lines contents, images, video and promotion materials assets are the property of Party A.
Party B may not be sold or used in any way for profit, used for any merchandising purposes, placed on any item for resale.
All themed travel lines contents, images, video and promotion materials may not be altered, reproduced for another production or used in any third party guidebook, either printed or in electronic form, unless granted special authorized by Party A.
Without authorized by Party A and obtain its written consent may not be reproduced in any form, modify, reproduce, edit, split, transfer display, publicly display and use all or part of the information contained for commercial purposes.
Party B needs to beware all the copyright terms, conditions and all legal responsibility, Party A reserves the rights to pursue.
5.	5. Confirmation of orders
The selling prices of Party A’s commodities shall be referred to the wholesale prices offered by Party A.  Party B has the right to set the selling prices of each themed travel lines with considering its own cost added up.  (The wholesale prices are listed as the attachments).
For the exchange rate with fluctuations or supplier price changes, if it happens, Party A shall have rights to change the price list and will notify Party B as soon as possible. For that change do not apply to customers who already paid.
After confirming of the order, at least 30 days before the departure date notify by Party B, so that Party A can get prepared for delivery travel service.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
6.6.	6. Payment
It is mutually agreed that Party B pays the amount on the basis of the aggregate amount of the wholesale prices for each tour to Party A. (Deduct commission deserve after).
Party B shall complete the fully payment 14 days before the tour departure to Party A basic on each tour. The bank account of Party A is:

Bank: Hang Seng Bank	Account name: Infinity (Int’l) Travel Holdings Limited
Account number: 788343556883
●	For the currency of the payment, basis on the agency price list as prevail.
●	Both parties bear their own costs of remittance of the local administration.

7.	7. Reports on Market Conditions
Both parties shall forward once every three months to each side detailed reports on current market conditions and of consumers comments.
8.	8. Confidentiality
Except as expressly set forth herein, the parties shall maintain in confidence the Confidential Information of the other side. The parties shall not disclose such Confidential Information to any third party without the prior written consent of the other side.
Both parties shall abide by the terms of Confidentiality in this Contract and have obligation to maintain the Confidential Information after the termination of the Contract. The obligation shall end only upon the consent of the other side or only if the disclosure of the Confidential Information will not cause any loss of the other side.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

9.	9. Validity of Agreement
●
This agreement, after its being signed by the parties reached by the two parties includes all its inseparable attachments and all the Terms and Conditions in both the agreement and the attachments shall have the legal effect.

●	For concluded this agreement, Interpretation, performance, effectiveness, implementation, both parties should be based on a good faith as principle when other dispute should an amicable settlement.
●	Change mailing address or contact by any parties, party should inform other party as soon as possible. Otherwise, change party should have assumed responsibility for all the consequences.
●
Consideration to this long term business for both parties, therefore, both parties should consultation to solve if any problem. If cannot reach an understanding, party should written notice other party for terminate this agreement, however for notice only apply to 90 days before of this agreement expiration.

This Agreement is signed in two originals, each party holds one.
Party A (Signature):
Parties to a contract:
Date of contract:

Party B (Signature):
Parties to a contract:
Date of contract:

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
加拿大旅游产品合作协议书

一、	合作对象
甲方：	无极限(国际)旅游控股有限公司
商业登记证号码：	63596389
地址：	香港新界沙田安心街19号汇贸中心10楼16室

乙方：	珠海众乐乐国际旅行社有限公司
公司注册编号：	440400000496795
地址：	中国广东省珠海市国家高新区科技一路民营科技大厦副楼B栋4楼

二、	合作期
●	自 2015年7月1日 至 2017年6月30日，为期二年；如双方未提终止本约，本合约将自动延期二年，不限延续次数。

三、	合作内容
甲方主要开发独特的深度主题性旅游产品，为进一步开拓和发展中国内地各省市的业务，现与乙方在平等互利的基础上进行协商，并达成如下条款：
（此协议书中的附件及经双方同意的补充文件或条款均同样具有法律效力。）

●	甲方委托乙方作为在中国珠海市的销售代理商。

●	乙方有权销售由甲方提供的加拿大旅游主题产品，包括但不限于以下：

滑雪、高尔夫球、钓鱼、单车、亲子历奇
(有关产品详细内容，请参阅附件)

●	甲方将为乙方提供加拿大地接服务予上述的旅游主题产品

●	销售区域
乙方同意在中国珠海市被委任为旅游产品销售代理

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

四、	宣传
●	双方应在本协议上述的有效期内承担各自的广告和宣传费用。甲方于2015年1月推出了旅游门户网站“Yo-Travel” （www.yo-travel.com），甲方将利用此平台作为其中一个推广平台。乙方则提供其电子信息平台作推广，包括网站、微信、微博等社交媒体，以达致有效的宣传。
●	甲方提供予乙方作宣传之图片、视频及文字内容，如属于甲方之合作伙伴，则乙方需根据甲方之指示，于所有宣传品上展示有关提供内容之出处及提供机构。
●	甲方拥有所有旅游产品的内容，图片，视频和宣传材料资产的使用权，除非得到甲方明确授权，否则乙方不得使用甲方所提供的所有旅游产品的内容，图片，视频和宣传材料于不属于甲方的旅游产品上。
●	乙方不得将甲方的旅游产品以转售或任何方式售予第三方以赚取利润。
●	除非得到甲方特别授权，乙方不得擅自涂改或复制所有甲方的旅游产品内容，图片，视频和宣传材料，无论是印刷或电子形式。
●	除非得到甲方特别授权，并取得其书面的同意，否则不得以任何形式、全部或部分使用其内容，以复制，修改，编辑，分割，转移显示或公开展示于商业用途。
●	乙方需要提防所有销售地之版权条款，条例及一切法律责任，甲方保留追究的权利。

五、	价格及付款

●	甲方提供代理价格予乙方作定价参考，乙方有权自行于代理价格上加上其成本费用，以作为乙方的最终售价。(有关代理价格，请参阅附件)
●	如遇到汇率大幅波动或供货商价格变动，甲方有权随时更改价单，并尽快通知乙方。此改动并不会影响已报名之客户。

●	确认订单后，乙方需要于出发日期最少30日前通知甲方，以便甲方提供服务准备。

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
付款方式
●	双方同意，依每项旅游产品计算，乙方需要支付其代理价格的总额(扣减其应得之佣金后)予甲方，乙方需于每项旅游产品出发日期的14天前支付全额予甲方以下账户：
甲方香港银行账户：恒生银行 Hang Seng Bank
账户名称                            ：无极限（国际）旅游控股有限公司  Infinity (Int’l) Travel Holdings Limited
账号                                         ：788343556883
●	有关付款之货币单位，依据甲方所提供之代理价单内所示为准
●	甲乙双方各自承担汇款之当地行政费用

六、	市场情况报告
●	乙方应每3个月就目前的市场状况，和消费者的意见向甲方提供详细报告或意见，以便甲方就着其市场状况提供或改善适时的产品安排。

七、	保密条款
●	甲乙双方对此协议负有保密义务，不得将本协议内容泄露给第三者。双方应当保守在履行本协议书过程中获知的对方商业秘密。如因泄密造成损失、相关责任方负有赔偿义务。

八、	其他事项
●	本协议书签订后，经双方协商一致，可以对本协议书有关条款进行变更或者补充但应当以书面形式确认。上述文档一经签署，即具有法律效力并成为本协议书的有效组成部分。
●	双方应本着诚实信用的原则履行本协议书。双方对本协议书的订立、解释、履行、效力等发生争议的，应友好协商解决。
●	一方变更通讯地址或者联系方式，应及时将变更后的地址、联系方式通知另一方，否则变更方应对此造成的一切后果承担责任。
●	考虑到双方合作是一项长期业务，所以双方如产生异议，应首先协商解决，尽可能达成谅解。如不能达成谅解，双方之一必需以信函通知另一方，终止合约，但此项通知须于规定合约到期前90天行之。

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

本协议书一式两份，双方各执一份。

甲方：	无极限(国际)旅游控股有限公司	乙方：	珠海众乐乐国际旅行社有限公司
负责人签名 及公司印鉴：		负责人签名 及公司印鉴：
职衔：		职衔：
日期：		日期：

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com